                       SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                  May 15, 2002

                                 AMX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

           Texas                                  0-26924                           75-1815822
(State or Other Jurisdiction of          (Commission File Number)          (I.R.S.  Employer Identification No.)
Incorporation or Organization)

                               3000 Research Drive
                             Richardson, Texas 75082
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number including area code: (469) 624-8000

                                       n/a

          (Former name or former address, if changed since last report)

Item 5.  Other Events.

           On May 10, 2002, AMX Corporation issued a press release filed herewith as Exhibit 20.1 regarding the appointment of Larry N. Goldstein as a new member of the AMX Corporation Board of Directors.

Item 7.  Financial Statements and Exhibits.

           (a)      Financial statements of business acquired

                    Not applicable

           (b)      Pro forma financial information

                    Not applicable

           (c)      Exhibits

                    20.1 Press Release dated May 10, 2002 regarding appointment of Larry N. Goldstein as new member of AMX Corporation Board of Directors

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMX CORPORATION



                                             By:  /s/ Jean M. Nelson
                                                --------------------------------
                                                  Jean M. Nelson
                                                  Vice President and Chief
                                                  Financial Officer

Date:  May 15, 2002

                                Index to Exhibits

Exhibit
Number                        Description
-------                       -----------
20.1          Press Release dated May 10, 2002 regarding appointment of Larry N.
              Goldstein as new member of AMX Corporation Board of Directors.